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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    March 8, 2000
                                                  ------------------------------


                              REDBACK NETWORKS INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-25853                 77-0438443
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


1389 Moffett Park Drive, Sunnyvale, California                     94089
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(Address of Principal Executive Offices)                         (Zip Code)


Company's telephone number, including area code:  (408) 548-3500
                                                 -------------------------------



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         (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On March 8, 2000, Redback Networks Inc., a Delaware corporation ("Redback") and Siara Systems, Inc., a Delaware corporation ("Siara") announced the completion of their previously announced merger (the "Merger"). The Merger was accomplished pursuant to the Merger Agreement and Plan of Reorganization (the "Merger Agreement") dated November 28, 1999. Stockholders of both companies approved the Merger at the companies' respective special meetings convened on March 8, 2000, and the satisfaction of certain other closing conditions were completed on that date. The business of both Redback and Siara will now be operated under the name "Redback Networks Inc."

     As a result of the Merger, Redback became the owner of all of the issued and outstanding shares of Siara common stock, and each outstanding share of Siara common stock was converted to the right to receive 1.1901347 shares of Redback's common stock. The holders of capital stock of Siara are entitled to receive an aggregate of 31,341,986 shares of common stock of Redback, representing approximately 38% of Redback's total common stock (including options, warrants and other purchase rights exercisable for such common stock) outstanding. The shares issued to Siara stockholders are being issued pursuant to Redback's Registration Statement on Form S-4 (File No. 333-95947) (the "Registration Statement"), initially filed with the Securities and Exchange Commission (the "Commission") on February 2, 2000, as amended. The additional information required by this Item was previously reported in the Registration Statement.

     Further details regarding this merger are contained in Redback's press release dated March 8, 2000, attached as an exhibit hereto and incorporated by reference herein.

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ITEM 5. OTHER EVENTS

     The Board of Directors of Redback has approved a two-for-one stock split of Redback's outstanding shares of common stock. The stock split will be in the form of a stock dividend and will entitle each stockholder of record at the close of business on March 20, 2000 to receive one share of Redback common stock for every outstanding share of common stock held on the record date. The stock dividends resulting from the split are expected to be distributed by the transfer agent on April 3, 2000. Redback's common stock will begin trading on a split adjusted basis on April 4, 2000.

     Further details regarding this stock split are contained in Redback's press release dated March 8, 2000, attached as an exhibit hereto and incorporated by reference herein.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          The information required by this Item was previously reported in the Registration Statement on Form S-4 dated February 2, 2000, as amended.

     (b)  Pro Forma Financial Information.

          The information required by this Item was previously reported in the Registration Statement on Form S-4 dated February 2, 2000, as amended.

     (c)  Exhibits.

          Exhibit        Description
          -------        -----------
            2.1*         Merger Agreement and Plan of Reorganization dated
                         November 28, 1999.

            2.2          Certificate of Merger by and between Redback Networks Inc.
                         and Siara Systems, Inc. dated March 8, 2000.

           99.1          Press release dated March 8, 2000.

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          *    Incorporated by reference to exhibit 2.1 of Redback's
               Registration Statement on Form S-4 (File No. 333-95947) initially filed with the Securities and Exchange Commission on February 2, 2000, as amended.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REDBACK NETWORKS INC.



Date: March 20, 2000                    By: /s/ Craig Gentner
                                           -------------------------------------
                                           Craig Gentner
                                           Chief Financial Officer and
                                           Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------
  2.1*         Merger Agreement and Plan of Reorganization dated
               November 28, 1999.

  2.2          Certificate of Merger by and between Redback Networks Inc.
               and Siara Systems, Inc. dated March 8, 2000.

  99.1          Press release dated March 8, 2000.

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          *    Incorporated by reference to exhibit 2.1 of Redback's
               Registration Statement on Form S-4 (File No. 333-95947) initially filed with the Securities and Exchange Commission on February 2, 2000, as amended.